                                                                    Exhibit 23.1

               Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our reports dated March 1, 2002, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of United States Marine Repair, Inc. dated March 12, 2002.


                                             /s/ Ernst & Young LLP

McLean, Virginia
March 6, 2002